TEMPORARY EQUITY AND SHAREHOLDERS' DEFICIT (Tables)	12 Months Ended
Dec. 31, 2019
TEMPORARY EQUITY AND SHAREHOLDERS' DEFICIT
Schedule of Shares reserved for common stock, on an as-converted basis, for future issuance

We have reserved shares of common stock, on an as-converted basis, for future issuance as follows (shares in thousands):

	December 31,
	2019	2018
Redeemable convertible preferred stock outstanding	194,384	167,841
Stock options issued and outstanding	22,633	26,330
RSUs issued and outstanding	14,070	564
Restricted shares of common stock	2,156	1,666
Early exercised stock options (unvested)	116	693
Warrants issued and outstanding	2,459	7,701
Future issuance of warrants	750	—
Shares available for future equity grants under 2014 Stock Plan	2,176	12,918
Total	238,744	217,713